STATE ATTORNEY
DX 298 PRETORIA

IN THE CONSTITUTIONAL COURT OF SOUTH AFRICA

CASE NO: CCT 48/2013

In the matter between:-

ALLPAY CONSOLIDATED INVESTMENT HOLDINGS (PTY) LTD	First Applicant
ALLPAY FRESS STATE (PTY) LTD	Second Applicant
ALLPAY WESTERN CAPE (PTY) LTD	Third Applicant
ALLPAY GAUTENG (PTY) LTD	Fourth Applicant
ALLPAY EASTERN CAPE (PTY) LTD	Firth Applicant
ALLPAY KWAZULU NATAL (PTY) LTD	Sixth Applicant
ALLPAY MPUMALANGA (PTY) LTD	Seventh Applicant
ALLPAY LIMPOPO (PTY) LTD	Eighth Applicant
ALLPAY NORTH WEST (PTY) LTD	Nineth Applicant
ALLPAY NORTHERN CAPE (PTY) LTD	Tenth Applicant
MICAWBER 851 (PTY) LTD	Eleventh Applicant
MICAWBER 852 (PTY) LTD	Twelfth Applicant
MICAWBER 853 (PTY) LTD	Thirteenth Applicant
MICAWBER 854 (PTY) LTD	Fourteenth Applicant

and

THE CHIEF EXECUTIVE OFFICER OF THE SOUTH AFRICAN SOCIAL SECURITY AGENCY	First Respondent
THE SOUTH AFRICAN SOCIAL SECURITY AGENCY	Second Respondent
CASH PAYMASTER SERVICE (PTY) LTD	Third Respondent

EZIDLUBHEDU INVESTMENT HOLDINGS (PTY) LTD	Fourth Respondent
FLASH SAVINGS AND CREDIT COOPERATIVE	Fifth Respondent
ENLIGHTENED SECURITY FORCE (PTY) LTD	Sixth Respondent
MOBA COMM (PTY) LTD	Seventh Respondent
EMPILWENI PAYOUT SERVICES (PTY) LTD	Eighth Respondent
PENSION MANAGEMENT (PTY) LTD	Nineth Respondent
MASINGITA FINANCIAL SERVICE (PTY) LTD	Tenth Respondent
THE SOUTH AFRICAN POST OFFICE	Eleventh Respondent
ROMAN PROTECTION SOLUTIONS CC	Twelfth Respondent
UBANK LIMITED	Thirteenth Respondent
AFRICAN RENAISSANCE INVESTMENT MANAGEMENT (PTY) LTD	Fourteenth Respondent
STANDARD BANK GROUP LIMITED	Fifteenth Respondent
NEW SOLUTIONS (PTY) LTD	Sixteenth Respondent
ITHALA LIMITED	Seventeenth Respondent
KTS TECHNOLOGY SOLUTIONS CONSORTIUM	Eighteenth Respondent
THE SOUTH AFRICAN RESERVE BANK	Nineteenth Respondent
THE PAYMENT ASSOCIATION OF SOUTH AFRICA	Twentieth Respondent

FILING SHEET

DOCUMENT : THE FIRST AND SECOND RESPONDENTS' ("SASSA"'S) PROGRESS REPORT IN RESPECT OF PARAGRAPH 4.1 OF THE ORDER MADE BY THE CONSTITUTIONAL COURT ON 17 APRIL 2014

FILED BY: 1ST AND 2ND RESPONDENTS' ATTORNEYS
THE STATE ATTORNEY
GROUND FLOOR
255 SCHOEMAN STREET
PRETORIA
PRIVATE BAG X91
PRETORIA
Ref: **1007/12/Z1/MM**
Tel: 012 309 1501/02
Fax: 012 328 2662/3
Dx: 298 PRETORIA
Enq: **DIKELEDI MOLEPO**

TO : THE REGISTRAR OF THE
CONSTITUTIONAL COURT
BRAAMFONTEIN

AND TO : APPLICANTS ATTORNEYS
NORTONS INC
135 DAISY STREET
SANDTON
REF: A NORTON/ A ROETS
SANDTON
Tel: (011) 666 7560
Fax: 086 600 5529
Email: Anthony@nortonsinc.com
Ref: A Norton / A Roets

AND TO:

SMIT SEWGOOLAM INC
ATTORNEYS FOR 3RD RESPONDENTS
12 AVONWOLD ROAD
CNR JAN SMUTS AVENUE
SAXONWOLD
Tel: (011) 646 0006
Fax: (011) 646 0016
E-mail: tiaan@smitsew.co.za
Ref: T Jonker

AND TO:

NORTON ROSE FULBRIGHT SOUTH AFRICA
ATTORNEYS FOR THE 19TH RESPONDENT
15 ALICE LANE
SANDTON
TEL: (011) 685 8500
FAX: (011) 301 3200
E-MAIL: marelise.vanderwesthuizen@nortonrosefulbright.com /
Matthews.clark@nortonrosefulbright.com
REF: SRB46/ Ms M van der Westhuizen / Mr M Clark

AND TO:

PAYMENTS ASSOCIATION OF SOUTH AFRICA
20TH RESPONDENT
2ND FLOOR, D BUILDING
SUNNYSIDE OFFICE PARK
32 PRINCESS OF WALES TERRACE
PARKTOWN
JOHANNESBURG
TEL: (011) 645 6760
FAX: (011) 645 6860
E-MAIL: PierreC@passa.org.za / WalterV@pasa.org.za

AND TO:

VAN HULSTEYNS ATTORNEYS
ATTORNEYS FOR FIRST AMICUS CURIAE
3RD FLOOR, SANDTON CITY OFFICE TOWER
158 FIFTH STREET, SANDHURST
SANDTON
TEL: (011) 523 5300
FAX: (011) 523 5326
E-MAIL: Daniel@vlaw.co.za /roslyne@vhlaw.co.za
Ref: A LEGG / D RAATH

AND TO:

LEGAL RESOURCES CENTRE
Attorneys for the Centre for Child Law
Constittutional Litigation Unit
16th Floor, Bram Fischer House
20 Albert Street
Johannesburg
Tel: (011) 836 9831
Fax: (011) 834 4273
E-mail naseema@lrc.org.za / sarah@lrc.org.za
Ref: 11075212L NASEEMAR FAKIR/ SARAH SEPHTON

IN THE CONSTITUTIONAL COURT OF SOUTH AFRICA

CASE CCT 48/13

In the matter between:

ALLPAY CONSOLIDATED INVESTMENT HOLDINGS (PTY) LTD	First Applicant
ALLPAY FREE STATE (PTY) LTD	Second Applicant
ALLPAY WESTERN CAPE (PTY) LTD	Third Applicant
ALLPAY GAUTENG (PTY) LTD	Fourth Applicant
ALLPAY EASTERN CAPE (PTY) LTD	Fifth Applicant
ALLPAY KWAZULU NATAL (PTY) LTD	Sixth Applicant
ALLPAY MPUMALANGA (PTY) LTD	Seventh Applicant
ALLPAY LIMPOPO (PTY) LTD	Eighth Applicant
ALLPAY NORTH WEST (PTY) LTD	Ninth Applicant
ALLPAY NORTHERN CAPE (PTY) LTD	Tenth Applicant
MICAWBER 851 (PTY) LTD	Eleventh Applicant
MICAWBER 852 (PTY) LTD	Twelfth Applicant
MICAWBER 853 (PTY) LTD	Thirteenth Applicant
MICAWBER 854 (PTY) LTD	Fourteenth Applicant

and

THE CHIEF EXECUTIVE OFFICER OF THE SOUTH AFRICAN SOCIAL SECURITY AGENCY	First Respondent
THE SOUTH AFRICAN SOCIAL SECURITY AGENCY	Second Respondent
CASH PAYMASTER SERVICES (PTY) LTD	Third Respondent
EZIDLUBHEDU INVESTMENT HOLDINGS (PTY) LTD	Fourth Respondent
FLASH SAVINGS AND CREDIT COOPERATIVE	Fifth Respondent

ENLIGHTENED SECURITY FORCE (PTY) LTD	Sixth Respondent
MOBA COMM (PTY) LTD	Seventh Respondent
EMPILWENI PAYOUT SERVICES (PTY) LTD	Eight Respondent
PENSION MANAGEMENT (PTY) LTD	Ninth Respondent
MASINGITA FINANCIAL SERVICES (PTY) LTD	Tenth Respondent
THE SOUTH AFRICAN POST OFFICE	Eleventh Respondent
ROMAN PROTECTION SOLUTIONS CC	Twelfth Respondent
UBANK LIMITED	Thirteenth Respondent
AFRICAN RENAISSANCE INVESTMENT MANAGEMENT (PTY) LTD	Fourteenth Respondent
STANDARD BANK GROUP LIMITED	Fifteenth Respondent
NEW SOLUTIONS (PTY) LTD	Sixteenth Respondent
ITHALA LIMITED	Seventeenth Respondent
KTS TECHNOLOGY SOLUTIONS CONSORTIUM	Eighteenth Respondent
THE SOUTH AFRICAN RESERVE BANK	Nineteenth Respondent
THE PAYMENT ASSOCIATION OF SOUTH AFRICA	Twentieth Respondent

PROGRESS REPORT IN TERMS OF PARAGRAPH 4.1 OF THE ORDER MADE BY THE CONSTITUTIONAL COURT ON 17 APRIL 2014

---

1. The decision taken by the Chief Executive Officer of SASSA not to award the tender for the payments of social grants was filed with Registrar of this Court on 15 October 2015.

2. In terms of paragraph 4. 1 of this Court's order dated 17 April 2014, SASSA must within 14 days of its decision not to award the tender, "*lodge a report with the Registrar of this Court setting out all the relevant information on whether and when it will be ready to assume the duty to pay grants itself*".

3. In her 2012 budget speech the Minister of Social Development indicated that the contract for the payment of social grants, subsequently awarded to the third respondent and thereafter set aside by this Honourable Court, would be the final time that a third party was contracted to effect the payment of social grants on SASSA's behalf, and that thereafter SASSA would perform in full its mandate in terms of the South African Social Security Agency Act, Act 9 of 2004.

4. The impugned payment contract was designed to serve as a springboard for the future payment system for social assistance. The plan was for SASSA take over the control, administration and management of payment of the social grants by 2017 when the contract with CPS expires. SASSA was further going to pilot its payment system during 2016. However, the finding of invalidity of the award of the tender to CPS and the new tender process ordered by this Court had the effect of re-directing SASSA's immediate focus and resources to the running and completion of the new tender process.

Subsequent to the decision not to award, SASSA is now in a position to again direct its focus on taking over the payment of social grants.

5. To ensure the continued payment of social grants it should be noted that the social grants value chain includes the following:

   5.1. Application management: screening and attesting of each applicant, the enrolment of the applicant on the system, the actual capturing and verification of the application on the system;

   5.2. Payment Management: the processing of payments, actual payments to beneficiaries and the reconciliation of payments; and

   5.3. Beneficiary Maintenance Management: the life certification as well as the maintenance of the beneficiary data including grant reviews.

6. All the above functions, except the actual payment of social grants to beneficiaries and related functions, are already currently performed by SASSA. The payment functions entail the actual processing and transfer of cash to the different beneficiary accounts, the actual cash distribution to those beneficiaries who prefer to receive their benefit in cash; as well the reconciliation after payment.

7. SASSA's initial plan to take responsibility for payment of social grants was as follows:

   7.1. *Phase 1 (2012 -2014):* Centralisation and improvement of integrity of the data which included collection of biometric data from CPS.

   7.2. *Phase 2 (2014 – 2015):* Taking over on-going enrolment process.

   7.3. *Phase 3 (2013 - 2016):* Developing SASSA in-house capability to manage payments and reconciliation.

   7.4. *Phase 4 (2016):* Pilot of the new system in 2016.

   7.5. Phase 5 (2017): Implementation full rollout in 2017.

8. The takeover of these functions requires SASSA to build its internal capacity including the development of systems and processes; as well as the recruitment of appropriate personnel.

9. In order to assist SASSA in the selection and implementation of the appropriate, most efficient and cost effective method of institutionalisation of the payment of social grants, and the required personnel skills, the Minister of Social Development appointed an Advisory Committee during September 2014, to investigate and advise her on the appropriate system for payment of social grants.

SASSA also enlisted the assistance of the Council for Scientific & Industrial Research (CSIR) and the National Institute for Smart Government (NISG), New Delhi, India, to advise on payment systems related and other issues regarding the institutionalisation of the payment of social grants.

10. In regard to phase 1 referred to in paragraph 7 above, the centralisation and improvement of integrity of the data which included collection of biometric data, has been achieved. SASSA was through the re-registration process, able to establish a centralised biometric-based payment database of all beneficiaries (children included), recipients and procurators; and has begun to verify adult biometric data against the National Population Register at the Department of Home Affairs.

11. Phase 2, which is the taking over of on-going enrolment process, require of SASSA to procure its own hardware and software for biometric enrolment and verification. In order to reduce fraud in the grant system by SASSA officials (system users) and beneficiaries, biometric verification and authentication in the form of biometric identity and access management for system users; and automated fingerprint identification and verification system for beneficiaries is critical. SASSA has advertised a tender for biometric identity and access management for its system users. However, in order to curb

costs, SASSA is seeking advice on whether the same hard and software could not be utilised for both biometric identity and access management for officials; and automated fingerprint identification and verification system for beneficiaries.

12. Phase 3, developing SASSA's in-house capability (systems, processes and skills) to manage payments and reconciliation, has not yet begun as SASSA is still in the process of reconciling the recommendations by the Ministerial Advisory Committee; NISG and CSIR to determine the appropriate approach to institutionalising payment of grants, with respect to required systems, skills and so forth. SASSA will also continue consulting with stakeholders including the South African Reserve Bank (SARB); Payment Association of South Africa (PASA) and National Treasury.

13. SASSA will therefore assume the duty to itself take over the payment of social grants. The table below depicts the system deliverables required for SASSA to take control of its mandate, and the time frames applicable thereto:

No.	Deliverable	Timeframe	Milestone
1	Integration of systems through web – based application	March to June 2016 (pilot phase) August 2016 full implementation	Web based application integrated with mainframe application and other ICT applications at the back-end

2	Verification and authentication (Biometric enrolment of beneficiaries & system users)	May 2016 biometric access by users October 2016	Bulk biometric for beneficiaries exist TOR: completed for both
3	Payment processing – control account	January 2017	Payment file
4	Payment reconciliation – real time reconciliation	January 2017	Data factory set up. Tender awarded during September 2015
5	Payment infrastructure	October 2016	Implementation
6	Cash distribution and security thereof	October 2016 Jan – March 2017	Outsource Contract with merchants
7	Card issuance and special bank accounts	October 2016 – March 2017	Consultation with the SARB, PASA and Government Printers by February 2016

14. It should be noted that there are those ancillary services or functions that SASSA is still to outsource. These include card issuance, cash distribution and the security thereof. It should also be noted that the time frames herein are dependent on the outcome of the consultations.